UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2020

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On March 11, 2020, Tenax Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company agreed to issue in a registered direct offering 750,000 shares of the Company’s common stock, $0.0001 par value per share, at a purchase price of $1.1651 per share and pre-funded warrants to purchase up to 1,610,313 shares of common stock at a purchase price of $1.1650 per pre-funded warrant for gross proceeds of approximately $2.75 million. In a concurrent private placement, the Company has agreed to issue to the Investor unregistered common stock warrants (the “Unregistered Warrants”) to purchase up to 2,360,313 shares of common stock (such registered direct offering and private placement, collectively, the “Offerings”).

The pre-funded warrants have an exercise price of $0.0001 per share of common stock, are immediately exercisable, may be exercised at any time until exercised in full and are subject to customary adjustments. The Unregistered Warrants have an exercise price of $1.04 per share of common stock, are immediately exercisable, will expire five and one-half years from the date of issuance and are subject to customary adjustments.

The pre-funded warrants and Unregistered Warrants may not be exercised if the aggregate number of shares of the Company’s common stock beneficially owned by the holder (together with its affiliates) would exceed 4.99% (or 9.99% at the holder's election) of the Company’s outstanding common stock immediately after exercise. However, a holder may increase or decrease such percentage, but not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to the Company.

The Company intends to use the net proceeds from the Offerings to further its clinical trials of levosimendan, for research and development and for general corporate purposes, including working capital and potential acquisitions.

H.C. Wainwright & Co., LLC (the “Placement Agent’) was engaged by the Company to act as its exclusive agent for the Offerings. The Company agreed to pay the Placement Agent a cash fee equal to 7.5% of the gross proceeds received by the Company in the Offerings, totaling approximately $206,250. The Company also has agreed to pay the Placement Agent $75,000 for non-accountable expenses, a management fee equal to 1.0% of the gross proceeds raised in the Offerings and up to $12,900 for clearing fees. In addition, the Company has agreed to issue to the Placement Agent or its designees warrants to purchase up to 177,023 shares of common stock (representing 7.5% of the aggregate number of shares of common stock (or common stock equivalents) sold in the Offerings) (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Unregistered Warrants, except that the Placement Agent Warrants have an exercise price equal to $1.4564, or 125% of the offering price per share of common stock, and will be exercisable for five years from the effective date of the Offerings.

The Company offered the shares of common stock and pre-funded warrants (and the shares underlying the pre-funded warrants) in the registered direct offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-224951) filed with the Securities and Exchange Commission (the “Commission”) and declared effective by the Commission on May 15, 2018. A prospectus supplement relating to the shares of common stock and pre-funded warrants (and the shares underlying the pre-funded warrants) offered pursuant to the registered direct offering was filed with the Commission on March 13, 2020 (the “Prospectus Supplement”).

The issuance and sale of the Unregistered Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise of the Unregistered Warrants and Placement Agent Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), are not being offered pursuant to the registration statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

A copy of the legal opinion of K&L Gates LLP relating to the shares of common stock and the pre-funded warrants, and the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1.

The Purchase Agreement includes customary representations, warranties and covenants by the Company. The foregoing descriptions of the pre-funded warrants, the Unregistered Warrants, the Placement Agent Warrants and the Purchase Agreement are qualified by reference to the full text of such agreements, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information in Item 1.01 related to the private placement of the Unregistered Warrants, the issuance of the Placement Agent Warrants and the shares of common stock issuable upon exercise of the Unregistered Warrants and Placement Agent Warrants is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On March 12, 2020, the Company issued a press release announcing the Offerings and a press release announcing the completion of enrollment of its Phase 2 clinical trial of levosimendan. Copies of the press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 99.2 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Unregistered Warrant
4.3	Form of Placement Agent Warrant
5.1	Legal Opinion of K&L Gates LLP
10.1	Form of Securities Purchase Agreement, dated as of March 11, 2020, by and between the Company and the Investor
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1)
99.1	Press Release, dated March 12, 2020, regarding Offerings
99.2	Press Release, dated March 12, 2020, regarding clinical trial

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2020	Tenax Therapeutics, Inc.

By: /s/ Michael B. Jebsen
Michael B. Jebsen
President and Chief Financial Officer